Exhibit 99.1

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

NRZ Collapse 7

By

American Mortgage Consultants, Inc.

March 10, 2016

This report summarizes the process and findings of a review performed by American Mortgage Consultants (AMC) on loans which are part of transactions for NRZ Collapse 7. The projects covered a time period from September 9, 2015 and ran through March 4, 2016. Files were provided by uploading to AMC Secure Site.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned re-performing residential mortgage loans originated by numerous entities. The review was conducted on behalf of Fortress Investment Group, LLC (“Client”) from August 7, 2015 to March 14, 2016 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

Sample size of the assets reviewed.

AMC was provided a data tape on securitization population of one-thousand eight-hundred and sixty-one (1,861) seasoned, performing mortgage loans. A random sample of two-hundred and forty-five (245) loans was selected for compliance and pay history reviews. In addition to the random sample, an additional ninety-two (92) mortgage loans were added to the compliance sample which consisted of fifty-five (55) re-performing loans, eighteen (18) loans modified between thirteen and twenty-four (13-24) months prior to the review, and nineteen (19) loans originated in certain states within a certain time frame. The total initial compliance sample was three-hundred and thirty-seven (337) loans and initial data integrity sample was two-hundred and eighty-five (285) loans.

Based upon the results of the initial review of the population, an additional four-hundred and thirty-two (432) loans comprised of (i) three-hundred and eighty-eight (388) loans in states with State and HOEPA exceptions from the initial population and (ii) forty-four (44) additional modified and re-performing loans were added to the Review. These additional loans increased the total compliance review to seven-hundred and sixty-nine (769) loans.

There may be additional loans in the securitization that were not reviewed by AMC.

Title Lien Alert Reviews

Title Lien Alerts were also ordered on a total of four-hundred and thirty-two (432) loans to confirm lien positions.

Data Integrity Review

AMC conducted a data integrity review across two hundred and eighty-five (285) mortgage loans. Additional details concerning the data integrity review can be found in Section 4 below.

Aggregate Populations

In total, AMC conducted the following reviews and/or ordered third party products on the selected sample to confirm that certain information in the mortgage loan files, including only certain data

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elements as required for the review, matched the data supplied by the related servicers of the mortgage loans:

Review	Reviewed Total	% Total Population
Compliance	769	42.96%
Data Integrity	285	15.92%
Title	432	24.13%
Pay History	223	12.46%

Determination of the sample size and computation.

The compliance review, including initial and upsize populations, was conducted on approximately 43% of the final securitization loan population consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below on the bid tape provided by Client to the data found in the actual file as captured by AMC.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

Value of collateral securing the assets: review and methodology.

Not applicable.

Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

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Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and (vi) any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures,
b)	(b) TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and (v) timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and (iv) compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

Federal and state specific late charge and prepayment penalty provisions.

Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final 1003;
▪	Final TIL;
▪	HUD from sale of previous residence;

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

▪	Initial and final GFE’s;
▪	Changed circumstance documentation;
▪	Final HUD-1;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards; and
▪	Certain other disclosures related to the enumerated tests set forth in section 7.

Additionally, AMC:

▪	Verified all listed borrowers signed all documents requiring signature;
▪	Compared social security numbers across all documents; and
▪	Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

Other: review and methodology.

Data Compare

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically. The fields listed above were included in the comparison. Any discrepancies in data points were noted.

Payment History Review

AMC performed a review utilizing individual loan payment history reports provided by the servicer of the loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each loan within the sample where data was provided.

Title Review

AMC ordered lien alerts from a third party vendor. These alerts are not a full title review nor do they contain a property report. The alerts were ordered on four-hundred and thirty-two (432) files but did not produce results on the entire population ordered. At the request of the Client, upon receipt of the lien reports AMC forwarded the reports to the Client and no further analysis or investigation was done by AMC on the lien results.

Item 5. Summary of findings and conclusions of review

AMC conducted compliance reviews on seven-hundred and sixty-nine (769) mortgage loans in the final securitization population, data integrity reviews on two hundred and eighty-five (285) loans, a payment history review on two hundred and twenty-three (223) loans, and ordered a lien search on four-hundred and thirty-two (432) loans. The results of these reviews are discussed below.

All grades shown below are based upon S&P Grading methodology.

COMPLIANCE REVIEW RESULTS SUMMARY (S&P & KROLL GRADING)

After review of the 769 loans, 567 (73.73%) have exceptions with 128 (16.64%) retaining rating agency grades of “RC” or “RD” and 433 (56.31%) retaining a “RB” grade. The remaining 208 (27.05%) are rating agency grade “RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the loan. Below is a summary of the final compliance rating grades applied.

NRSRO Grade	# of Loans	Percentage of Loans*
RA	208	27.05%
RB	433	56.31%
RC	12	1.56%
RD	116	15.08%

*May not add to 100% due to rounding

Certain loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

The Compliance Review exceptions with “RD” grades were due to missing documentation where compliance testing could not be completed. These loans were missing material documentation such as (i) final Truth-in-Lending Act disclosures (109 loans), (ii) final HUD-1/1A settlement statements (24 loans), or (iii) missing all or some legal documents (25 loans). The Compliance Review exceptions with “RC” Grades were Late Charges exceeding State maximum allowed (12 loans) and exceptions with “RB” grades were due to (i) missing documentation that may be subject to a three (3) year statute of limitations on liability (371 loans), (ii) missing FACTA disclosures (137 loans), (iii) the annual percentage rate (APR)/Finance Charge (90 loans) not having been disclosed within the applicable Truth-in-Lending Act tolerance, but where the applicable loans were seasoned beyond the applicable period under the Truth in Lending Act in which affirmative claims could be brought by a consumer, and (iv) State Non-Compliance items (7 Michigan loans, 3 Texas loans and 1 Virginia loans for a total of 11 loans).

COMPLIANCE EXCEPTION REVIEW RESULTS SUMMARY

Exceptions	#of Loans	Percentage of Loans
Missing Docs Right To Cancel and Disclosures past Statute of Limitation (B)	371	48.24%
Missing FACTA Disclosures (B)	137	17.82%
Missing Final TIL’s Documents (D)	109	14.17%
APR/Finance Charge Under Disclosed (B)	90	11.70%
Missing Final HUD’s unable to complete testing (D)	24	3.12%
Missing Legal Documents (D)	17	2.21%
Late Charge Exceeds State Max Allowed (C)	12	1.56%
Missing Loan Files unable to complete testing (D)	8	1.04%
Michigan Missing State Disclosures past Statute of Limitations (B)	7	0.91%
Texas Non-Compliant (B)	3	0.39%
VA MLBA Broker Notice not provided (B)	1	0.13%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two-hundred and eighty-five (285) loans reviewed for Data Integrity, sixteen (16) unique loans (5.61%) had data integrity items noted. All material tape discrepancies have been cleared with correction to the Data Tape or documentation provided to support final tape data.

Field Name	# of Loans *	Percentage of Loans
Amortization Term	1	0.35%
Appraised Value	3	1.05%
Contract Sales Price	3	1.05%
Interest Only Flag	2	0.70%
Occupancy	1	0.35%
Original Term	1	0.35%
Property Type	4	1.40%
Purpose	2	0.70%
Units	2	0.70%
Zip Code	1	0.35%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to the 16 unique loans noted above.

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

PAYMENT HISTORY REVIEW SUMMARY

For the two-hundred and twenty-three (223) loans in the pay history random sample population, two-hundred-and-six (206) loans (92.38%) had complete pay histories and seventeen (17) loans had incomplete pay histories. AMC performed a review utilizing individual loan pay history reports provided by the servicer of the loans. Pay histories were provided with a cutoff date of October 31, 2015.

Using the MBA methodology, AMC created a pay string using a twelve (12) month look back (November 2014 – October 2015) for each loan within the review population. Within this population approximately 66% (147 loans) had no delinquencies during the look back period.

TITLE/LIEN REVIEW SUMMARY

AMC ordered a title/lien review for the four-hundred and thirty-two (432) loans in the title / lien sample to confirm lien position. At the request of the Client, upon receipt of the lien reports AMC forwarded the reports to the Client and no further analysis or investigation was done by AMC on the lien results.

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SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

ADDITIONAL LOAN POPULATION SUMMARY

The purpose and amortization type were determined during the compliance portion of the Review.

Purpose	# of Loans	Percentage of Loans
Refinance Cash Out	369	47.98%
Purchase	224	29.13%
Refinance Rate/Term	167	21.72%
Unknown	8	1.04%
Construction/Perm	1	0.13%

Amortization Type	# of Loans	Percentage of Loans
Fixed	646	84.01%
ARM	115	14.95%
Unknown	8	1.04%

Occupancy Type	# of Loans	Percentage of Loans
Primary Residence	681	88.56%
Investment Property	68	8.84%
Second Home	12	1.56%
Unknown	8	1.04%

Lien Position	# of Loans	Percentage of Loans
1st	761	98.96%
Unknown	8	1.04%

Amortization Term	# of Loans	Percentage of Loans
360	722	93.89%
180	21	2.73%
240	9	1.17%
Unknown	8	1.04%
480	7	0.91%
300	2	0.26%

Property Type	# of Loans	Percentage of Loans
SFR	579	75.30%
PUD	90	11.70%
Condo	30	3.90%
2 Family	28	3.64%
Unknown	26	3.38%
3 Family	6	0.78%
SFR - Attached	5	0.65%
4 Family	3	0.39%

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Manufactured	2	0.26%

Overall Observations

All files contained the vast majority of the documents required for review and were presented in a consistent and well organized manner.

Questions concerning this review should be addressed to the offices of American Mortgage Consultants, Inc.

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